 Acquisition of Big 3 PrecisionTuesday, September 3, 2019  NASDAQ: EML

 Forward Looking Statements  Statements in this document about our future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and the rules, regulations and releases of the Securities and Exchange Commission. Any statements that are not statements of historical fact, including statements containing the words “believes,” “intends”, “continues,” “reflects,” “plans,” “anticipates,” “expects,” and similar expressions, should also be considered to be forward-looking statements. Readers should not place undue reliance on these forward-looking statements, which are based upon management’s current beliefs and expectations. These forward-looking statements are subject to risks and uncertainties, and actual results might differ materially from those discussed in, or implied by, the forward-looking statements. Among the risks and uncertainties that could cause actual results or events to differ materially from those indicated by such forward-looking statements include, but are not limited to changing customer preferences; lack of success of new products; loss of customers; cybersecurity breaches; changes in competition in our markets; and increased prices for raw materials resulting from tariffs on imported goods or otherwise; and the inability to realize expected cost savings and synergies from the acquisition of Big 3 Precision in amounts or in the timeframe anticipated; the inability to retain customers and qualified employees of Big 3 Precision; the diversion of management’s time on issues relating to the acquisition and/or integration of Big 3 Precision; and greater than expected integration costs or difficulties may arise in connection with the acquisition of Big 3 Precision. There are important, additional factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including those set forth in our reports and filings with the Securities and Exchange Commission. We undertake no obligation to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise.

 Non-GAAP Measures  This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) such as Adjusted EBITDA and certain ratios and other metrics derived there from. Adjusted EBITDA is net income before interest, taxes, depreciation and amortization and non-recurring costs and expenses. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. We believe (i) these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends; and (ii) that the use of these non GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures.

 Strategic Rationale   Taking significant step toward building a $100 million EBITDA company   Transaction aligns with stated acquisition criteria  Provides attractive value creation through organic and bolt-on acquisition opportunities   Transaction expected to be accretive to 2020 EPS

Transaction Highlights

THE EASTERN COMPANY

Purchase Price	• $81.7 million for 100% of outstanding shares of both divisions of Big 3 Holdings
Transaction Multiple	• 6.1x Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization, excluding management fees and one-time transaction related expenses) of $13.4 million [(1)]
Financial Impact	• Immediately accretive excluding transaction costs and purchase accounting adjustments • Transaction expenses of approximately $0.05 per share in first half of 2019 • Expected to be accretive to EPS by at least $0.40 to Fiscal 2020 earnings [(2)]
Financing	• Refinanced, syndicated credit facility • New $100 million term loan and increased revolving credit to $20 million • Interest rate of 3.5% [(3)] • Leverage post transaction approximately 2.9x LTM EBITDA [(4)]

(1) Non-GAAP measure; based on unaudited, internal financial statements of Big 3 Precision; LTM ended 6/30/2019

(2) Management estimate, based on unaudited financial statements of Big 3 Precision

(3) Reflects blended rate of hedged portion and non-hedged portion; rate is subject to market conditions

(4) Based on pro-forma Eastern and Big 3 Precision EBITDA ended 6/30/2019

© 2019 The Eastern Company

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 Our Three-Part Strategy   Long-term Aspiration - $100 Million in EBITDA     Optimize portfolio of businesses    Maximize results from best performing businesses    Ensure a solid and flexible balance sheet   01  02  03

Big 3 Precision: Overview

Business Description

- Niche industry leader in turnkey packaging solutions
- Highly engineered, value-added product offering
- Serves diverse customer base from six facilities in key Midwest and Northeast Markets and the U.K.

Financial Highlights

- Strong, tenured customer relationships yield significant recurring revenue
- Double-digit annual revenue growth each of the prior fiscal 5 years [1]
- Low fixed cost business model, and low working capital and maintenance capex requirements
- High cash flow generation

(1) *Based on audited financial statements of Big 3 Precision*

Favorable Market Characteristics

- Frequency of new automotive and commercial vehicle launches
- Demand driven by product launches, not production volumes
- Manufacturing automation requires highly-engineered racking systems
- Counter-cyclical CPG demand for new packaging design

BIG 3 PRECISION PRODUCTS

Returnable Packaging



BIG 3 PRECISION MOLD SERVICES

Packaging Blow Mold Tooling



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Big 3 Precision: Overview

THE EASTERN COMPANY

	Returnable Packaging			Packaging Blow Mold Tooling
Divisions	Design BIG 3 INDUSTRIAL DESIGN INNOVATIONS	Fabrication BIG 3 METAL FABRICATION GROUP	Dunnage BIG 3 SUR-FORM DIVISION	BIG 3 PRECISION MOLD SERVICES
Products & Services	• Comprehensive design • Engineering • Prototyping	• Manufacturing and repair of steel and aluminum returnable packaging	• Custom dunnage solutions for transporting OEM components	• Injection blow mold tooling • Injection stretch blow mold tooling and maintenance
End Markets	• Heavy Truck, Aerospace, Automotive, Renewable Energy (OEMs, Tier 1 Suppliers)			• Consumer Packaged Goods, Food & Beverage, Pharmaceutical, Medical, Industrial

© 2019 The Eastern Company
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Eastern's Stated Evaluation Acquisition Criteria

THE EASTERN COMPANY

Criterion	Details
Good fit	• Product, market and customer overlap • Engineering-driven • Strong cost discipline
Value Creation Potential	• Accelerated market access across businesses • Access to high-priority markets • Cost synergies
Strong Financials	• ROIC greater than 12% • Gross margins greater than 25% • EBITDA margins greater than 15%
Sustainable Business Model	• Recurring revenue • Critical products • Strong intellectual property
Committed Talent	• High-performing and committed talent

© 2019 The Eastern Company

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 Compelling Value Creation Potential                                      Leverage Eastern’s customer relationships   Expedite growth through bolt-on acquisitions  Instill Eastern’s management disciplines  Bring manufacturing efficiencies                 Maximize results from our best businesses

 Strategic Rationale   Taking significant step toward building a $100 million EBITDA company   Transaction aligns with stated acquisition criteria  Provides attractive value creation through organic and bolt-on acquisition opportunities   Highly profitable business expected to be accretive to 2020 EPS

THE EASTERN COMPANY

The Eastern Company
Corporate Office
112 Bridge Street
P.O. Box 460
Naugatuck, Connecticut
Phone: (203) 729-2255
Fax: (203) 723-8653
ir@easterncompany.com